                                                                    Exhibit 20.1

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                     Jul-01

                                             Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                             Ending
Principal            Scheduled           Prepaid              Liquidated                  Pre-Funding                 Principal
Balance              Principal           Principal            Principal                                               Balance
------------------------------------------------------------------------------------------------------------------------------------
235,978,777.14       (465,897.58)        (1,470,787.74)       (519,440.53)                0.00                        233,522,651.29
====================================================================================================================================

Scheduled                                Scheduled                                         Amount
Gross                Servicing           Pass Thru            Liquidation                 Available for               Total
Interest             Fee                 Interest             Proceeds                    Distribution                Distribution
------------------------------------------------------------------------------------------------------------------------------------
2,364,814.13         196,648.98          2,168,165.15         306,096.19          0.00    4,607,595.64     0.00         4,607,595.64
====================================================================================================================================

                                                        Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

Beginning                      Deposits                                                   Investment                  Ending
Balance              Principal           Interest             Distributions               Interest                    Balance
------------------------------------------------------------------------------------------------------------------------------------
922.07               2,440,556.87        2,120,027.96         (4,203,861.23)              727.69                      358,373.36
====================================================================================================================================


                                                 P&I Advances at Distribution Date
                         ---------------------------------------------------------------------------------

                               Beginning            Recovered            Current            Ending
                               Balance              Advances             Advances           Balance
                         ---------------------------------------------------------------------------------

                               2,612,407.96        -2,612,407.96         2,948,914.46       2,948,914.46
                         =================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                        July-01

Class B Crossover Test                                Test Met?      Average 60 day delinquency ratio:
------------------------------------------------      --------
(a) Remittance date on or after April 2005                N                                 Over 60s       Pool Balance      %
                                                                                      ------------------------------------------
(b) Average 60 day Delinquency rate   *     5.5%          N          Current Mo          19,548,841.29    233,522,651.29    8.37%
                                                                     1st Preceding Mo    15,761,740.46    235,978,777.14    6.68%
                                                                     2nd Preceding Mo    12,674,192.72    237,798,150.11    5.33%
                                                                                                               Divided by      3
                                                                                                                            ----
(d) Cumulative losses do not exceed the following                                                                           6.79%
percent of the intitial principal balance of all                                                                            ====
Certificates

          Apr. 2005 - Sept. 2006        7%                N
          Oct. 2006 - Sept. 2007        8%                N
          Oct. 2007 - Mar. 2009       9.5%                N
          April 2009 and After       10.5%                N

(e) Current realized loss ratio *     3.00%               Y

(f) Does subordinated cert. percentage equal or
    exceed                           56.840%
    of stated scheduled pool balance
                                                                     Cumulative loss ratio:

           Beginning M balances           41,323,000.00                     Cumulative losses      970,371.66
                                                                                                ---------------
           Beginning B balances           27,993,000.00              Divided by Initial
                                                                     Certificate  Principal    266,597,938.14               0.364%
                                                                                                                            =====
           Overcollateralization           7,997,938.14
                                          -------------
                                          77,313,938.14

           Divided by beginning pool
           balance                       235,978,777.14              Current realized loss ratio:
                                         --------------
                                                32.763%   N                             Liquidation        Pool
                                         ==============                                   Lossess        Balance
                                                                                 ------------------------------------
                                                                     Current Mo          213,344.34    235,978,777.14
                                                                     1st Preceding Mo    154,372.92    237,798,150.11
                                                                     2nd Preceding Mo    122,940.24    239,637,542.71
                                                                                      -------------------------------
                                                                                         490,657.50    237,804,823.32
                                                                                                                            0.825%
                                                                                                                            =====

*  less than or equal to

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                          Jul-01

                                                                       Delinquency Analysis

                                                    31 to 59 days                60 to 89 days            90 days and Over
                   No. of      Principal                     Principal                   Principal                Principal
                   Loans       Balance              #        Balance            #        Balance         #        Balance
                   ------------------------------------------------------------------------------------------------------------
   Excluding Repos    6,463       227,633,971.51      215       6,535,711.14      146     5,084,611.26     226     8,575,550.25

             Repos      157         5,888,679.78        0               0.00        3       114,417.76     154     5,774,262.02
                   ------------------------------------------------------------------------------------------------------------

             Total    6,620       233,522,651.29      215       6,535,711.14      149     5,199,029.02     380    14,349,812.27
                   ============================================================================================================

                                                                                            Repossession Analysis
                                                      Active Repos                       Reversal          Current Month
                        Total Delinq.                 Outstanding                       (Redemption)          Repos
                               Principal                     Principal                   Principal                Principal
                      #        Balance              #        Balance            #        Balance         #        Balance
                   ------------------------------------------------------------------------------------------------------------
   Excluding Repos      587        20,195,872.65      157       5,888,679.78        0             0.00      26       951,050.06

             Repos      157         5,888,679.78
                   -----------------------------

             Total      744        26,084,552.43
                   =============================

                       11.2%               11.17%
                   =============================

                       Cumulative Repos
                               Principal
                      #        Balance
                   -----------------------------
   Excluding Repos      248         8,473,213.70

             Repos


             Total

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                     Jul 01

REPOSSESSION LIQUIDATION REPORT


                                                   Liquidated
    Account                Customer                Principal           Sales           Insur.          Total
    Number                   Name                   Balance           Proceeds        Refunds         Proceeds
---------------------------------------------------------------------------------------------------------------------
        0196857     CHARLES YOUNG                  9,891.03          500.00           0.00           500.00
        0292300     CAROL L ALEXANDER             12,207.13        3,000.00           0.00         3,000.00
        2266203     EMIL S BATSON                 33,733.43       38,150.00         566.91        38,716.91
        2272557     RAY E DURFLINGER JR            9,407.37          900.00          28.28           928.28
        2275550     PAULA M PHIPPS                30,135.41       31,000.00         920.18        31,920.18
        2278356     TONWANDA E MALLOY              9,153.70          100.00          17.30           117.30
        2301331     JO MCCLELLAND                 34,057.99       33,900.00           0.00        33,900.00
        2305068     WILLIAM B RADER               30,709.81       28,500.00         306.68        28,806.68
        2311785     JAMES OAKES                   47,629.81       24,000.00           0.00        24,000.00
        2315034     BUCKY MARTIN                  38,982.11       35,100.00           0.00        35,100.00
        2332633     LAVONDA DAVIS                 34,516.32       33,900.00       1,758.79        35,658.79
        2215127     LAVIECEICIA DAWSON            47,053.50       45,900.00       2,196.81        48,096.81
        2220143     DAVID R MOELLER               28,238.40       28,950.00           0.00        28,950.00
        2275857     KIM W SMITH                   32,599.69       28,500.00         385.00        28,885.00
        2299980     CORRIE A DAVIS                32,755.42       32,900.00           0.00        32,900.00
        2205359     NILES R DONNELL               88,169.41       83,924.46         177.23        84,101.69
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                                                                                       0.00
                                            ----------------------------------------------------------------------
                                                 519,440.53      449,224.46       6,357.18       455,581.64
                                            ======================================================================
                                                                   Net
    Account                Customer          Repossession      Liquidation       Unrecov.          FHA Insurance
    Number                   Name              Expenses         Proceeds         Advances            Coverage
-----------------------------------------------------------------------------------------------------------------------
        0196857     CHARLES YOUNG                  1,300.00         (800.00)      1,184.43             0.00
        0292300     CAROL L ALEXANDER              1,300.00        1,700.00       3,752.00             0.00
        2266203     EMIL S BATSON                 10,349.50       28,367.41       3,485.69             0.00
        2272557     RAY E DURFLINGER JR            1,300.00         (371.72)      3,765.70             0.00
        2275550     PAULA M PHIPPS                 6,700.00       25,220.18       8,943.48             0.00
        2278356     TONWANDA E MALLOY              1,300.00       (1,182.70)      1,044.74             0.00
        2301331     JO MCCLELLAND                  6,787.00       27,113.00       4,809.10             0.00
        2305068     WILLIAM B RADER                5,770.00       23,036.68       4,333.31             0.00
        2311785     JAMES OAKES                    2,830.00       21,170.00       5,513.14             0.00
        2315034     BUCKY MARTIN                   5,770.00       29,330.00       4,068.09             0.00
        2332633     LAVONDA DAVIS                  6,787.00       28,871.79       4,466.25             0.00
        2215127     LAVIECEICIA DAWSON             9,205.00       38,891.81       5,555.64             0.00
        2220143     DAVID R MOELLER                5,770.00       23,180.00       3,769.53             0.00
        2275857     KIM W SMITH                    5,770.00       23,115.00       3,778.10             0.00
        2299980     CORRIE A DAVIS                 5,770.00       27,130.00       3,389.19             0.00
        2205359     NILES R DONNELL                2,830.00       81,271.69       8,088.56             0.00
                                                                       0.00
                                                                       0.00
                                                                       0.00
                                                                       0.00
                                                                       0.00
                                                                       0.00
                                                                       0.00
                                                                       0.00
                                             --------------------------------------------------------------------------
                                                  79,538.50      376,043.14      69,946.95             0.00
                                             ==========================================================================
                                                    Net               Current
    Account                Customer              Pass Thru           Period Net         Cumulative
    Number                   Name                 Proceeds          Gain/(Loss)      Gain/(Loss)
-------------------------------------------------------------------------------------------------------
        0196857     CHARLES YOUNG                 (1,984.43)     (11,875.46)
        0292300     CAROL L ALEXANDER             (2,052.00)     (14,259.13)
        2266203     EMIL S BATSON                 24,881.72       (8,851.71)
        2272557     RAY E DURFLINGER JR           (4,137.42)     (13,544.79)
        2275550     PAULA M PHIPPS                16,276.70      (13,858.71)
        2278356     TONWANDA E MALLOY             (2,227.44)     (11,381.14)
        2301331     JO MCCLELLAND                 22,303.90      (11,754.09)
        2305068     WILLIAM B RADER               18,703.37      (12,006.44)
        2311785     JAMES OAKES                   15,656.86      (32,172.95)
        2315034     BUCKY MARTIN                  25,261.91      (13,720.20)
        2332633     LAVONDA DAVIS                 24,405.54      (10,110.78)
        2215127     LAVIECEICIA DAWSON            33,336.17      (13,717.33)
        2220143     DAVID R MOELLER               19,410.47       (8,827.93)
        2275857     KIM W SMITH                   19,336.90      (13,262.79)
        2299980     CORRIE A DAVIS                23,740.81       (9,014.61)
        2205359     NILES R DONNELL               73,183.13      (14,986.28)
                                                       0.00            0.00
                                                       0.00            0.00
                                                       0.00            0.00
                                                       0.00            0.00
                                                       0.00            0.00
                                                       0.00            0.00
                                                       0.00            0.00
                                                       0.00            0.00

                                             ----------------------------------------------------------
                                                 306,096.19     (213,344.34)   (970,371.66)
                                             ==========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                 Jul-01

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL

                                                                             Beginning            Beginning
Senior                                              Original Certificate     Certificate     Principal Shortfall  Current Principal
Certificates                                              Balance              Balance            Carry-Over            Due
------------------------------------------------------------------------------------------------------------------------------------
A-1                                                   189,284,000.00       153,493,495.87                  0.00      2,456,125.85



                                                    --------------------------------------------------------------------------------
Total Certificate Principal Bal.                      189,284,000.00       153,493,495.87                  0.00      2,456,125.85
                                                    ================================================================================

                                                                          Accelerated
                                                  Ending Principal         Principal       Ending                   Principal Paid
Senior                              Current       Shortfall Carry-       Distribution    Certificate                  Per $1,000
Certificates                     Principal Paid        Over                 Amount         Balance     Pool Factor   Denomination
-------------------------------------------------------------------      ----------------------------
A-1                               2,456,125.85                 0.00       432,534.16   150,604,835.86    79.56554%      15.26098



                                  ---------------------------------       ---------------------------
Total Certificate Principal Bal.  2,456,125.85                 0.00       432,534.16   150,604,835.86
                                  =================================       ===========================


                                                                            Beginning        Beginning
Subordinate                                         Original Certificate    Certificate      Principal Shortfall   Current Principal
Certificates                                        Balance                 Balance          Carry-Over            Due
                                                    --------------------------------------------------------------------------------
M-1                                                    26,660,000.00         26,660,000.00                  0.00              0.00
M-1 Outstanding Writedown                                                             0.00

M-2                                                    14,663,000.00         14,663,000.00                  0.00              0.00
M-2 Outstanding Writedown                                                             0.00

B-1                                                    13,330,000.00         13,330,000.00                  0.00              0.00
B-1 Outstanding Writedown                                                             0.00

B-2                                                    14,663,000.00         14,663,000.00                  0.00              0.00
B-2 Outstanding Writedown                                                             0.00

Excess Asset Principal Balance                          7,997,938.14         13,169,281.27
                                                    --------------------------------------------------------------------------------

Total Excluding Writedown Balances                     77,313,938.14         82,485,281.27                  0.00              0.00
                                                    ================================================================================

All Certificates Excluding Writedown Balances         266,597,938.14        235,978,777.14                  0.00      2,456,125.85
                                                    ================================================================================

                                                                             Accelerated
                                                Ending Principal  Current    Principal      Ending                   Principal Paid
Subordinate                    Current          Shortfall Carry-  Writedown/ Distribution   Certificate                Per $1,000
Certificates                   Principal Paid   Over              (Writeup)  Amount         Balance      Pool Factor  Denomination
                               ------------------------------------------------------------------------
M-1
M-1 Outstanding Writedown               0.00               0.00      0.00                 26,660,000.00  100.00000%       0.00000
                                                                     0.00                          0.00

M-2                                     0.00               0.00      0.00                 14,663,000.00  100.00000%       0.00000
M-2 Outstanding Writedown                                            0.00                          0.00

B-1                                     0.00               0.00      0.00                 13,330,000.00  100.00000%       0.00000
B-1 Outstanding Writedown                                            0.00                          0.00

B-2                                     0.00               0.00      0.00                 14,663,000.00  100.00000%       0.00000
B-2 Outstanding Writedown                                            0.00                          0.00

Excess Asset Principal
Balance                                                                     (432,534.16)  13,601,815.43
                                -----------------------------------------------------------------------
Total Excluding Writedown
Balances                                0.00               0.00      0.00   (432,534.16)  82,917,815.43
                                =======================================================================
All Certificates Excluding
Writedown Balan                 2,456,125.85               0.00      0.00          0.00  233,522,651.29
                                =======================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MO. MONTH           Jul-01

CERTIFICATE INTEREST ANALYSIS

                                                                                        Current
                             Pass         Beginning Carry-                             Carry-Over                      Ending
Senior                      Through        Over Priority       Current Priority    Priority Interest                  Carry-Over
Certificates                 Rate         Interest Balance     Interest Accrual         Accrual            Paid        Balance
                       ------------------------------------------------------------------------------------------------------------
A-1                         7.7200%            0.00               987,474.82              0.00           987,474.82      0.00


                                         ------------------------------------------------------------------------------------
Total                                          0.00               987,474.82              0.00           987,474.82      0.00
                                         ====================================================================================
                        Interest
                        Paid Per
Senior                   1000               Total Class
Certificates          Denomination          Distribution
                    ---------------------------------------
A-1                     5.21690            3,876,134.83

                                           ------------
Total                                      3,876,134.83
                                           ============


                                                                                     Current
                          Pass         Beginning Carry-                             Carry-Over
Subordinate              Through        Over Priority        Current Priority    Priority Interest  Priority Interest
Certificates              Rate         Interest Balance      Interest Accured         Accured              Paid
                      ---------------------------------------------------------------------------------------------------
M-1                      8.4900%                 0.00            188,619.50              0.00           188,619.50


M-2                      8.9000%                 0.00            108,750.58              0.00           108,750.58


B-1                      9.4200%                 0.00            104,640.50              0.00           104,640.50

B-2                     10.5000%                 0.00            128,301.25              0.00           128,301.25

X                                        5,928,490.93            645,878.50              0.00                 0.00

R                                                0.00                  0.00              0.00                 0.00

Service Fee              1.0000%                 0.00            196,648.98              0.00           196,648.98

Current Trustee Fees                                               4,500.00                               4,500.00
                                    ------------------------------------------------------------------------------
Total                                    5,928,490.93          1,377,339.31              0.00           731,460.81
                                    ==============================================================================

 All Certificates                        5,928,490.93          2,364,814.13              0.00         1,718,935.63
                                    ==============================================================================

                          Ending               Beginning                                    Current
                        Carry-Over            Carry-Over              Current             Carry-Over
Subordinate          Priority Interest         Writedown             Writedown             Writedown              Writedown
Certificates              Balance            Int. Balance          Int. Accrued          Int. Accrued           Interest Paid
                     -------------------------------------------------------------------------------------------------------------
M-1                               0.00                  0.00                  0.00                  0.00                 0.00


M-2                               0.00                  0.00                  0.00                  0.00                 0.00


B-1                               0.00                  0.00                  0.00                  0.00                 0.00

B-2                               0.00                  0.00                  0.00                  0.00                 0.00

X                         6,574,369.43

R                                 0.00

Service Fee                       0.00

Current Trustee Fees
                     -------------------------------------------------------------------------------------------------------------
Total                     6,574,369.43                  0.00                  0.00                  0.00                 0.00
                     =============================================================================================================

 All Certificates         6,574,369.43                  0.00                  0.00                  0.00                 0.00
                     =============================================================================================================

                       Ending            Interest
                     Carry-Over          Paid Per
Subordinate          Writedown             1000             Total Class
Certificates        Int. Balance       Denomination        Distribution
                    ------------------------------------------------------
M-1                          0.00             7.07500          188,619.50


M-2                          0.00             7.41667          108,750.58


B-1                          0.00             7.85000          104,640.50

B-2                          0.00             8.75000          128,301.25

X                                                                    0.00

R                                                                    0.00

Service Fee                                                    196,648.98

Current Trustee Fees                                             4,500.00

                    -------------                     -------------------
Total                        0.00                              731,460.81
                    =============                     ===================

 All Certificates            0.00                            4,607,595.64
                    =============                     ===================


            Cumulative X Interest Shortfall                  6,574,369.43
            Cumulative Accelerated Prin. Disb.              (5,603,997.77)
                                                      -------------------
            Cumulative Losses                                  970,371.66
                                                      ===================